Exhibit 99.2

RESTRICTED SHARE GRANT AND STOCKHOLDER’S AGREEMENT (this “Agreement”), dated as of August 15, 2008 (the “Effective Date”), by and among IAC/INTERACTIVECORP (“IAC”), LENDINGTREE HOLDINGS CORP., a Delaware corporation (the “Company”) and Douglas R. Lebda (the “Stockholder”).

INTRODUCTION

WHEREAS, Stockholder was the founder and chief executive officer of LendingTree LLC (f/k/a LendingTree, Inc.) prior to its acquisition by IAC;

WHEREAS, IAC believes that Stockholder’s experience with, and extensive knowledge of, the operations of LendingTree and its related businesses (including without limitation, LendingTree, RealEstate.com, Domainia, GetSmart, Home Loan Center and iNest, the “LendingTree Business”) is vital to the future success of the Company and its subsidiaries;

WHEREAS, as a result, IAC and the Stockholder have entered into that certain Employment Agreement, dated as of January 7, 2008 (as amended by Amendment No. 1 thereto dated as of August     , 2008, the “Employment Agreement”), pursuant to which IAC has agreed to employ Stockholder as the Chief Executive Officer of the ultimate parent entity operating the LendingTree Business following consummation of the LT Spin-Off (as defined in the Employment Agreement)(such entity, “LT Parent”) and as an officer of the other entities conducting the Lending Tree Businesses, including the Company;

WHEREAS, pursuant to the Employment Agreement, IAC has agreed to cause the Company to issue to Stockholder restricted shares of Series A Redeemable Preferred Stock of the Company, par value $0.01 per share (the “Preferred Stock”), with the issuance of the Shares to Stockholder to take place contemporaneously with the contribution by IAC to the Company of all of the outstanding equity interests in LendingTree, LLC currently owned by IAC (the “LendingTree Contribution”) and two days prior to the planned LT Spin-Off (as defined in the Employment Agreement); and

WHEREAS, IAC believes that the grant of shares hereunder is essential for the retention of Stockholder as the Chief Executive Officer of LT Parent and as an officer of the other entities conducting the LendingTree Businesses.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

GRANT OF SHARES

1.1                                 Grant of Shares.  Subject to the terms and conditions set forth in this Agreement, contemporaneously with the occurrence of the LendingTree Contribution, the Stockholder shall be granted by the Company five thousand (5,000) shares of Preferred Stock (the “Shares”).  The Shares shall be subject to the provisions of this Agreement (including the forfeiture and provisions contained herein) and shall have the respective rights of shares of Series A Redeemable Preferred Stock as set forth in the Company’s Amended and Restated Certificate of Incorporation (the “Company Charter”), the form of which is attached hereto as Exhibit A.

1.2                                 Vesting.  Subject to the terms and conditions of this Agreement, the Shares shall vest and shall no longer be subject to forfeiture as follows: 33.33% of the Shares shall vest on each of the first three anniversaries of the date of the LT Spin-Off (each such anniversary, a “Vesting Date”), provided the Stockholder remains employed by the Company or LendingTree LLC through the Vesting Date.

1.3                                 Forfeiture of Shares.  In the event the Stockholder suffers a Termination of Employment (as defined below) for any reason prior to the Vesting Date, the unvested Shares shall be forfeited by the Stockholder immediately upon such Termination of Employment.  Notwithstanding the foregoing, in the event of a Qualifying Termination (as defined in the Employment Agreement), any unvested Shares held by Stockholder at the time of such Qualifying Termination shall vest.  For purposes of this Agreement, a “Termination of Employment” means the Stockholder’s termination of employment with the Company and all of its subsidiaries.

1.4                                 Changes of Control.  All unvested Shares shall immediately vest upon the occurrence, after the LT Spin-Off, of a Change of Control (as defined below).  A “Change of Control” means:

(a)                                  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of equity securities of LT Parent representing more than 50% of the voting power of the then-outstanding equity securities of LT Parent entitled to vote generally in the election of directors (the “Outstanding LT Parent Voting Securities”); provided, that for purposes of this paragraph (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition by an Affiliate of LT Parent (including the Company), (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (3) any acquisition by the Stockholder, any Affiliate of the Stockholder or any group in which any of them is a member (each, an “Excluded Party”);

(b)                                 the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the capital stock or assets of LT Parent or the purchase of assets or stock of another entity (a “Business Combination”), in each case, unless immediately following such Business Combination, (1) individuals and entities who were beneficial owners of the Outstanding LT Parent Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns LT Parent or all or substantially all of LT Parent’s assets either directly or through one or more subsidiaries); and (2) no individual, entity or group (other than an Excluded Party) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership of LT Parent existed prior to the Business Combination;

(c)                                  the sale, transfer or disposition (by stock purchase, merger or otherwise) by LT Parent of equity securities of the Company representing more than 50% of the voting power of the then-outstanding equity securities of the Company entitled to vote generally in the election of directors, other than sales, transfers or dispositions to (1) any Affiliate of LT Parent, (2) any successor of LT Parent pursuant to a Business Combination transaction that does not constitute a Change of Control under paragraph (b) above, (3) any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (4) any Excluded Party; or

(d)                                 the sale, transfer or disposition (by stock purchase, merger or otherwise) by the Company of (I) equity securities of LendingTree, LLC (or such other successor entity as shall operate the LendingTree Business) representing more than 50% of the voting power of the then-outstanding equity securities of such entity entitled to vote generally in the election of directors or (II) the sale of all or substantially all of the assets of the Company or LendingTree, LLC, other than in the case of (I) or (II), sales, transfers or dispositions to (1) any Affiliate of LT Parent, (2) any successor of LT Parent pursuant to a Business Combination transaction that does not constitute a Change of Control under paragraph (b) above, (3) any employee benefit plan (or related trust) sponsored or maintained by LT Parent or any entity controlled by LT Parent, or (4) any Excluded Party.

For purposes of this Agreement, an “Affiliate” of any entity means a person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the first mentioned entity.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1                                 Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to the Company and IAC as follows:

(a)                                  Holding for Own Account.  The Stockholder is acquiring the Shares for investment and not with a view toward or for sale in connection with any distribution thereof, or with any present intention of distributing or selling the Shares.

(b)                                 Unregistered Shares.  The Stockholder understands that (i) the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction in reliance upon exemptions from such registration requirements for non-public offerings; (ii) the Shares may not be sold, pledged or otherwise transferred except pursuant to effective registrations or qualifications relating thereto under the Securities Act and applicable state securities or blue sky laws or pursuant to an exemption therefrom; and (iii) the Company and IAC not under any obligation to register or caused to be registered the Shares under the Securities Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available.

(c)                                  Stockholder’s Business Experience.  The Stockholder (i) has such knowledge and experience in financial and business matters so that the Stockholder is capable of evaluating, and has evaluated, the relative merits and risks of owning the Shares and (ii) has adequate means of providing for his or her current economic needs and possible personal contingencies, has no need for liquidity in the Stockholder’s investment in the Shares and is able financially to bear the risks of ownership of the Shares.

(d)                                 Information.  The Stockholder is aware of and acknowledges the following:

(i)                                     that no Federal or state agency has made any finding or determination regarding the fairness of this investment, or any recommendation or endorsement of the Shares;

(ii)                                  that neither the officers, directors, agents, Affiliates or employees of the Company or IAC, nor any other Person, has expressly or by implication, made any representation or warranty concerning the Company other than as set forth herein;

(iii)                               that the past performance or experience of the Company or the Company’s officers, directors, agents or employees will not in any way indicate or predict the results of the ownership of the Shares or of the Company’s activities.

(d)                                 Legal Counsel.  The Stockholder has been advised and represented by independent legal counsel regarding his Stockholder’s rights and obligations under this Agreement and the Stockholder fully understands the terms and conditions contained herein.

(e)                                  Power and Authority; Binding Agreement.  The Stockholder has all requisite capacity to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Stockholder and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and except insofar as the availability of equitable remedies may be limited by applicable law.  The execution, delivery and performance of this Agreement by the Stockholder does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Stockholder is a party or any judgment, order or decree to which the Stockholder is subject.

2.2                                 Representations and Warranties of the Company.  The Company hereby represents and warrants to the Stockholder as follows:

(a)                                  Organization and Standing; Power and Authority; Binding Agreement.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite capacity to enter into this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and except insofar as the availability of equitable remedies may be limited by applicable law.

(b)                                 The Shares. All of the Shares to be issued hereunder will, on the grant date, have been duly authorized, validly issued, fully paid and be non-assessable.

(c)                                  Capitalization.  Immediately after the grant of the Shares, the authorized capital stock of the Company shall consist of (a) 10,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of which 1,000 shares shall be issued and outstanding and (b) 20,000 shares of Preferred Stock, par value $0.01 per share, of which 5,000 shares shall be designated as Series A Redeemable Preferred Stock and of which only the Shares will be issued and outstanding.

ARTICLE III

TRANSFERS OF SHARES

3.1                                 Restrictions on Transfer.  The Stockholder shall not be permitted to transfer, sell, assign, pledge, hypothecate, bequeath, give, create a Lien (as defined in Section 4.4(b) below) on, place in trust (voting or otherwise), designate a different trustee, custodian or beneficiary for any shares already held in trust, assign or in any other way encumber or dispose of, directly or indirectly and whether or not by operation of law or for value (each, a “Transfer”), any Shares or beneficial interest in any the Shares, except for Transfers of Shares (each a “Permitted Transfer”) between the Stockholder and the Stockholder’s guardian or conservator, a trust for the benefit of Stockholder or Stockholder’s spouse or lineal descendants and, upon the death of the Stockholder, the Stockholder’s executor, administrator and heirs (any such transferee, a “Permitted Transferee”); provided, that in each case no Permitted Transfer shall be effective unless and until the transferee of the Shares so transferred (a) executes and delivers to the Company an appropriate document in form satisfactory to the Company, in which such permitted transferee agrees that it shall be bound as a Stockholder by, and that its beneficial ownership of any Shares shall be subject to, all the terms and conditions provided in this Agreement; and (b) executes and delivers to the Company an investor’s letter in a form satisfactory to the Company, in which such permitted transferee provides the Company with adequate representations and warranties with respect to the exemption of such Transfer under the Securities Act and any applicable state securities laws.  Any purported Transfer not in accordance with this Agreement shall be void and of no effect.

3.2                                 Purpose of Transfer Restrictions.  The parties hereto acknowledge that the restrictions on Transfers of the shares of capital stock of the Company set forth in this Agreement are made for reasonable purposes and are reasonable restrictions for such purposes.  The Stockholder acknowledges that IAC and the Company would not have entered into the Agreement without such Transfer restrictions.

3.3                                 Legends on Certificates.  All certificates representing the Shares shall have endorsed in writing, stamped or printed, thereon the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR

DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS AND NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.  THE TRANSFER OF ANY SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER LIMITED BY THE PROVISIONS OF THE RESTRICTED SHARE GRANT AND STOCKHOLDER’S AGREEMENT DATED AS OF AUGUST     , 2008 AMONG LENDINGTREE HOLDINGS CORP., IAC/INTERACTIVECORP AND DOUGLAS R. LEBDA, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICE OF LENDINGTREE HOLDINGS CORP.”

3.4                                 Recapitalizations; Exchanges; Etc.  The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Shares, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) or any third party which may be issued in respect of, in exchange for, or in substitution of the Shares, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise.  Upon the occurrence of any such events, amounts hereunder shall be appropriately adjusted.

ARTICLE IV

MISCELLANEOUS

4.1                                 Section 83(b) Election.  Stockholder agrees to promptly (but in no event later than the date of the LT Spin-Off) make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “83(b) Election”) with respect to the grant of Shares made hereunder.  The valuation of the Restricted Preferred Stock reflected in the 83(b) Election made by Stockholder shall be as determined by a nationally recognized valuation firm selected by IAC and in no event shall be less than the Liquidation Preference (as defined in the Company Charter).  Concurrently with Stockholder’s 83(b) Election, the Stockholder shall (i) remit to the Company or its designee all required federal, state and local taxes required to be withheld in connection with making the 83(b) Election based on the applicable supplemental withholding rates and (ii) deliver the executed 83(b) Election to IAC so that IAC may file the 83(b) Election on behalf of the Stockholder.

4.2                                 Survival of Agreements; Assignment.  All covenants, agreements, representations and warranties made herein shall survive the delivery to the Stockholder of the Shares and, notwithstanding any investigation heretofore or hereafter made by the Stockholder or on the Stockholder’s behalf, shall continue in full force and effect.  Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the permitted successors and assigns of such party.  This Agreement and the rights hereunder shall not be assignable or transferable by any party hereto except as expressly provided herein and no such assignment shall relieve an assignor of its obligations hereunder; provided, however, that the Company may assign its rights and obligations hereunder to any of its Affiliates.  All covenants, promises and agreements in this Agreement by or on behalf of the Company, IAC or the Stockholder shall bind and inure to the benefit of the permitted successors and assigns of such parties hereto.

4.3                                 Entire Agreement; Conflicts.  This Agreement, together with the Employment Agreement, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings, arrangements and communications, whether oral or written, with respect to the subject matter hereof.  No party hereto shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.   In the event of any conflict between the provisions of the Employment Agreement and this Agreement with respect to the subject matter contained herein, the provisions of the Employment Agreement shall control.

4.4                                 Headings; Severability; Amendment.   Headings appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions hereof.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provision were omitted.  Amendments, modifications or waivers of this Agreement shall be binding only upon each party hereto executing a writing consenting to such matter.

4.5                                 Remedies.  Except as otherwise provided herein, the parties to this Agreement acknowledge and agree that the covenants of the parties set forth in this Agreement may be enforced in equity by a decree requiring specific performance.  Without limiting the foregoing, if any dispute arises concerning the Transfer of any of the Shares, the parties hereto agree that an injunction may be issued restraining the Transfer of such Shares or rescinding any such Transfer, pending resolution of such controversy.  Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties hereto may have under this Agreement.  Nothing contained herein shall otherwise limit any other rights a party may have under law or equity.

4.6                                 Counterparts; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

4.7                                 Certain Definitions and Rules of Interpretation.  Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) “or” and “any” are not exclusive and “include” and “including” are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; (vi) a reference in this Agreement to an Article, Section or Exhibit is to the Article, Section or Exhibit of this Agreement.

4.8                                 Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by facsimile, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party hereto in accordance with this Section 4.8:

(a)	if to IAC:

IAC/InterActiveCorp
555 West 18th Street
New York, New York 10011
Attention: General Counsel
Telecopy No.: (212) 314-7439

(b)	if to the Company:

LendingTree Holdings Corp.
c/o LendingTree LLC
11115 Rushmore Drive
Charlotte, NC 28277
Attention: General Counsel
Telecopy No.: (704) 540-2468

(c)	if to the Stockholder:

at the address set foth on the signature page hereto;

All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered, (ii) one business day after when delivered to a courier, if delivered by commercial one-day overnight courier service, and (iii) when sent, if sent by facsimile, with an acknowledgement of sending being produced by the sending facsimile machine.

4.9                                 No Third-Party Beneficiaries.  Except as otherwise provided in this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder.

4.10                           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

4.11                           JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE COURT OR ANY FEDERAL COURT SITTING IN THE STATE OF DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES FURTHER AGREE, TO THE EXTENT PERMITTED BY LAW, THAT FINAL AND UNAPPEALABLE JUDGMENT AGAINST ANY OF THEM IN ANY ACTION OR PROCEEDING CONTEMPLATED ABOVE SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION WITHIN OR OUTSIDE THE UNITED STATES BY SUIT ON THE JUDGMENT, A CERTIFIED COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH JUDGMENT.  TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS WITH RESPECT TO THIS AGREEMENT.  EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

IAC/INTERACTIVECORP

By:	/s/ Gregory R. Blatt
Name: Gregory R. Blatt
Title: Executive Vice President and General Counsel

LENDINGTREE HOLDINGS CORP.

By:	/s/ authorized representative
Name:
Title:

/s/ DOUGLAS R. LEBDA
DOUGLAS R. LEBDA